UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C., 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the registrant [X]

Filed by a party other than the registrant [   ]

Check the appropriate box:

[   ]    Preliminary proxy statement

[   ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]    Definitive proxy statement

[X]    Definitive additional materials

[   ]    Soliciting material pursuant to Rule 14a-12

          ESCO TECHNOLOGIES INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]    No fee required.

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:  ____________________

(2)  Aggregate number of securities to which transaction applies:  ____________________

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):  ____________________

(4)  Proposed maximum aggregate value of transaction:  ____________________

(5)  Total fee paid:  ____________________

[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:  ____________________

(2)  Form, schedule or registration statement no.:  ____________________

(3)  Filing party:  ____________________

(4)  Date filed:  ____________________

ESCO TECHNOLOGIES INC.
9900A Clayton Road, St. Louis, Missouri 63124

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

December 19, 2012

Name

Address

City, State Zip Code

Dear Shareholder:

The 2013 Annual Meeting of the Shareholders of ESCO Technologies Inc. will be held on February 6, 2013 at the headquarters of PTI Technologies Inc., a subsidiary of the Company, located at 501 Del Norte Boulevard, Oxnard, California 93030, beginning at 9:30 A.M. Pacific Time. Shareholders of record at the close of business on December 7, 2012 are entitled to vote at the Meeting, which is being held to consider and act upon the following proposals:

1.	To elect V.L. Richey, Jr. and J.M. Stolze as directors of the Company, to serve for three-year terms expiring in 2016;

2.	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2013;

3.	To approve the Company’s 2013 Incentive Compensation Plan;

4.	To cast an advisory vote to approve the compensation of the Company’s executive officers; and

5.	To transact such other business, if any, as may properly come before the meeting or any adjournment thereof.

Your Board of Directors recommends a vote "FOR" proposals 1, 2, 3 and 4 above.

Thank you for your ongoing support.

ESCO Technologies Inc.

By:

Chairman, Chief Executive Officer and President

Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDERS MEETING TO BE HELD ON FEBRUARY 6, 2013

This notice is not a form for voting, and presents only an overview of the more complete proxy materials, which include the 2012 Annual Report to Shareholders, the Proxy Statement for the Annual Meeting, and the form of proxy card. These proxy materials contain important information and are available on the Internet at http://www.cfpproxy.com/5157 or by mail. We encourage you to access and review the proxy materials before voting.

You may vote in any of the following ways:

➢	Internet—To vote via the Internet, go to the above web site to access the proxy materials and the instructions to vote online. You will need your Shareholder Control Number, which is in the bottom right hand corner of this Notice.

➢	Phone—To vote by phone, either (i) go to the above web site to access the proxy materials and the phone number you can use to vote (listed on the cover page of the Proxy Statement), or (ii) call the toll-free number listed below to request paper copies of the proxy materials (the phone number you can use to vote is listed on the cover page of the Proxy Statement). You will need your Shareholder Control Number.

➢	Mail—To vote by mail, you must first either (i) request a paper or e-mail copy of the proxy materials in accordance with the instructions below, or (ii) access the proxy materials on the above web site, and download and print the proxy card. Then, cast your vote on the proxy card, sign it and return it to the address indicated.

➢	In Person—You may also vote in person at the Annual Meeting. Please contact the Company at (314) 213-7200 to obtain directions.

If you wish to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy.
To request a paper or e-mail copy of the proxy materials, you will need your Shareholder Control Number. Then, either:

• Call our toll-free number, (800) 951-2405; or

• Visit our web site at http://www.cfpproxy.com/5157; or

• Send us an e-mail at fulfillment@rtco.com

and enter your Shareholder Control Number when prompted, or, if you send us an e-mail, enter it in the subject line.

You may make your request for paper copies apply to all future annual shareholders meetings (which you may later revoke at any time), or only for the 2013 Annual Shareholders Meeting. Please make your request as instructed in this notice on or before January 16, 2013 to facilitate timely delivery.

[Shareholder Control Number]

REVOCABLE PROXY

ESCO TECHNOLOGIES INC.

☒	PLEASE MARK VOTES

AS IN THIS EXAMPLE

The undersigned, as holder of record of the common stock of ESCO TECHNOLOGIES INC. (the "Company"), does hereby appoint G.E. Muenster and A.S. Barclay, or either of them, the true and lawful attorneys in fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of Shareholders of the Company, to be held on February 6, 2013, at the headquarters of PTI Technologies Inc., a subsidiary of the Company, located at 501 Del Norte Boulevard, Oxnard, California 93030, beginning at 9:30 A.M., Pacific Time, and at any and all adjournments of such meeting, and to vote all the shares of common stock of the Company standing on the register of the Company's stock transfer agent in the name of the undersigned as follows, and in their discretion on such other business as may properly come before the meeting:

Please be sure to date and sign	Date
this proxy card in the box below.

Sign above	Co-holder (if any) sign above

	For	With- hold	For All Except
1. Election as Directors of all nominees listed (except as marked to the contrary below):	☐	☐	☐

V.L. RICHEY, JR. J.M. STOLZE

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
______________________________________________________________________________________________
	For	Against	Abstain
2. Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2013.	☐	☐	☐
	For	Against	Abstain
3. To approve the Company’s 2013 Incentive Compensation Plan.	☐	☐	☐
	For	Against	Abstain
4. An advisory vote to approve the compensation of the Company’s executive officers as disclosed in the accompanying Proxy Statement.	☐	☐	☐

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby acknowledges access to the Notice of the Annual Meeting and accompanying Proxy Statement dated December 19, 2012, and the 2012 Annual Report to Shareholders.

The proxies will vote your common stock in the manner directed herein by the undersigned Shareholder.

If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 4.

Please sign exactly as your name appears on this form. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If signing on behalf of a corporation, please sign in full corporate name by President or other authorized officer. If signing on behalf of a partnership, please sign in partnership name by authorized person.

ÃDetach above card, sign, date and mail in postage paid envelope provided.Ã

ESCO TECHNOLOGIES INC.

PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

December 19, 2012

Dear Shareholder:

The 2013 Annual Meeting of Shareholders of ESCO Technologies Inc. will be held on February 6, 2013 at the headquarters of PTI Technologies Inc., a subsidiary of the Company, located at 501 Del Norte Boulevard, Oxnard, California 93030, beginning at 9:30 A.M. Pacific Time.

It is important that your shares are represented at this meeting. Whether or not you plan to attend the meeting, please review the enclosed proxy materials, complete the attached proxy form above, and return it promptly in the envelope provided.

Thank you.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.